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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

_____CHECK IF AN APPLICATION TO DETERMINE  ELIGIBILITY OF A TRUSTEE  PURSUANT TO
SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                        94-1347393
(Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national                        Identification No.)
bank)

420 MONTGOMERY STREET
SAN FRANCISCO, CA                                         94163
(Address of principal executive offices)                 (Zip code)

                              WELLS FARGO & COMPANY
                          Law Department, Trust Section
                                  MAC N9305-172
                  Sixth Street and Marquette Avenue, 17TH floor
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                       GMACM MORTGAGE LOAN TRUST 2004-HE3
               (Exact name of obligor as specified in its charter)

DELAWARE                                                 NOT YET RECEIVED
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

C\O WILMINGTON TRUST
RODNEY SQUARE NORTH
1100 NORTH MARKET STREET
WILMINGTON, DE                                                  19890-0001
(Address of principal executive offices)                        (Zip code)

             GMACM MORTGAGE LOAN-BACKED TERM NOTES, SERIES 2004-HE3
                       (Title of the indenture securities)
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



Item 1. General Information. Furnish the following information as to the trustee:

                  (a)  Name  and  address  of  each   examining  or  supervising
authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

     The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility. Wells Fargo Bank, N.A. incorporates by reference into this Form T-1 the exhibits attached hereto.


     Exhibit 1. A copy of the Articles of Association of the trustee now in effect. *

     Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001. *

     Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001. *

     Exhibit 4. Copy of By-laws of the trustee as now in effect. *

     Exhibit 5. Not applicable.

     Exhibit 6. The consents of United States institutional trustees required by
          Section 321(b) of the Act.

     Exhibit 7.  Attached  is a copy of the latest  report of  condition  of the
          trustee  published   pursuant  to  law  or  the  requirements  of  its
          supervising or examining authority.

     Exhibit 8. Not applicable.

     Exhibit 9. Not applicable.


* Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.



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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 16th day of June, 2004.






                                    WELLS FARGO BANK, NATIONAL ASSOCIATION



                                            /s/ Peter A. Gobell
                                            ----------------------------------
                                    Name:   Peter A. Gobell
                                          ------------------------------------
                                    Title:  Vice President
                                           -----------------------------------

                                                  EXHIBIT 6




June 16, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                    Very truly yours,

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                            /s/ Peter A. Gobell
                                            ----------------------------------
                                    Name:   Peter A. Gobell
                                          ------------------------------------
                                    Title:  Vice President
                                           -----------------------------------

                                                  EXHIBIT 7



                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,
         at the close of business December 31, 2003, filed in accordance with 12 U.S.C.ss.161 for National Banks.

                                                                  Dollar
Amounts                                                           In Millions
                                                                --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin         $  11,411
         Interest-bearing balances                                      3,845
Securities:
         Held-to-maturity securities                                        0
         Available-for-sale securities                                 17,052
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                           516
         Securities purchased under agreements to resell                  109
Loans and lease financing receivables:
         Loans and leases held for sale                                14,571
         Loans and leases, net of unearned income                     172,511
         LESS: Allowance for loan and lease losses                      1,554
         Loans and leases, net of unearned income and allowance       170,957
Trading Assets                                                          6,255
Premises and fixed assets (including capitalized leases)                2,067
Other real estate owned                                                   144
Investments in unconsolidated subsidiaries and associated
                companies                                                 306
Customers' liability to this bank on acceptances outstanding               68
Intangible assets
         Goodwill                                                       6,814
         Other intangible assets                                        7,501
Other assets                                                            8,858
                                                                   ----------
Total assets                                                         $250,474
                                                                     ========


LIABILITIES
Deposits:
         In domestic offices                                         $157,695
                  Noninterest-bearing                                  44,315
                  Interest-bearing                                    113,380
         In foreign offices, Edge and Agreement subsidiaries,
                and IBFs                                               16,249
                  Noninterest-bearing                                       6
                  Interest-bearing                                     16,243
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                   14,685
         Securities sold under agreements to repurchase                 1,613

                                                                   Dollar
Amounts                                                            In Millions
                                                                  --------------

Trading liabilities                                                     4,277
Other borrowed money
         (includes mortgage indebtedness and obligations
         under capitalized leases)                                     18,212
Bank's liability on acceptances executed and outstanding                   68
Subordinated notes and debentures                                       6,742
Other liabilities                                                       7,358
                                                                      -------
Total liabilities                                                    $226,899

Minority interest in consolidated subsidiaries                             60

EQUITY CAPITAL
Perpetual preferred stock and related
surplus                                                                     0
Common stock                                                              520
Surplus (exclude all surplus related to preferred stock)               17,709
Retained earnings                                                       4,920
Accumulated other comprehensive income                                    366
Other equity capital components                                             0
                                                                     --------
Total equity capital                                                   23,515
                                                                     --------
Total liabilities, minority interest, and equity capital             $250,474


I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                       James E. Hanson
                                                       Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Carrie L. Tolstedt
Howard Atkins                               Directors
John Stumpf